UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019 (May 23, 2019)

Spirit of Texas Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-38484	90-0499552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1836 Spirit of Texas Way

Conroe, Texas 77301

(Address of principal executive offices) (Zip Code)

(936) 521-1836

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	STXB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Spirit of Texas Bancshares, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders on May 23, 2019 (the “Annual Meeting”). There were 13,777,032 shares of the Company’s common stock outstanding on the record date and entitled to vote at the Annual Meeting and 10,338,138 shares were represented in person or by proxy, which constituted a quorum to conduct business at the Annual Meeting. The shareholders of the Company voted on and approved the following proposals, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A for the 2019 Annual Meeting of Shareholders filed by the Company with the Securities and Exchange Commission on April 11, 2019:

(1)

To elect (x) David M. McGuire, Thomas Jones, Jr., Leo T. Metcalf, III and Nelda Luce Blair to serve as Class III directors of the Company until the Company’s 2022 annual meeting of shareholders, (y) William K. Nix to serve as a Class I director of the Company until the Company’s 2020 annual meeting of shareholders, and (z) Allen C. Jones, IV to serve as a Class II director of the Company until the Company’s 2021 annual meeting of shareholders, each until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Final voting results were as follows:

Name of Class III Nominee	Votes For	Votes Withheld	Broker Non-Votes
David M. McGuire	7,355,133	436,543	2,546,462
Thomas Jones, Jr.	7,453,792	337,884	2,546,462
Leo T. Metcalf, III	6,468,197	1,323,479	2,546,462
Nelda Luce Blair	7,506,815	284,861	2,546,462

Name of Class I Nominee	Votes For	Votes Withheld	Broker Non-Votes
William K. Nix	6,495,928	1,295,748	2,546,462

Name of Class II Nominee	Votes For	Votes Withheld	Broker Non-Votes
Allen C. Jones, IV	7,515,346	276,330	2,546,462

(2)

To ratify the Audit Committee’s appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019. Final voting results were as follows:

Votes For	Votes Against	Abstentions
10,331,404	16,017	10,717

Item 8.01.	Other Events.

On May 24, 2019, the Company issued a press release announcing the election of Nelda Luce Blair to its Board of Directors. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Spirit of Texas Bancshares, Inc., dated May 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2019	SPIRIT OF TEXAS BANCSHARES, INC.

	By:	/s/ Jeffrey A. Powell
	Name:	Jeffrey A. Powell
	Title:	Chief Financial Officer and Executive Vice President